UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2012

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

57-1-281-1811

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.

On March 22, 2012, Andina Acquisition Corporation (the “Company”) consummated the initial public offering (“IPO”) of 4,000,000 of its units (“Units”). Each Unit consists of one ordinary share, $.0001 par value per share (“Ordinary Share”), and one Warrant (“Warrant”), to purchase one Ordinary Share at an exercise price of $8.00 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 4,800,000 warrants (“Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant and an option to purchase 500,000 Units (“Purchase Option”) at a price of $500,000, generating total proceeds of $2,900,000. The Private Placement Warrants, which were purchased by certain of the Company’s initial shareholders (or their affiliates) and the Company’s U.S. counsel, are identical to the warrants underlying the Units except that the Private Placement Warrants will not be redeemable by the Company so long as they are still held by the initial purchasers or their permitted transferees. The purchasers have agreed that the Private Placement Warrants will not be sold or transferred by them (except to certain permitted transferees) until after the Company has completed an initial business combination. The Purchase Option was sold to EarlyBirdCapital, Inc., the representative of the underwriters of the IPO (“EBC”). The Units issuable upon exercise of the Purchase Option are identical to the Units sold in the IPO, except that the warrants included in the units are not redeemable so long as there are held by EBC or its affiliates. The Purchase Option is exercisable for $10.00 per unit, and may be exercised on a cashless basis. The Purchase Option is exercisable commencing on the later of a business combination by the Company and March 16, 2013, and expires March 15, 2017.

Of the gross proceeds of the Units sold in the IPO and of the Warrants and Purchase Option sold in the Private Placement, $40,800,000 was placed in trust, or approximately $10.20 per share sold in the IPO. An audited balance sheet as of March 22, 2012 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2012

ANDINA ACQUISITION CORPORATION

By:	/s/ Julio A. Torres
Name: Julio A. Torres Title: Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Audited Financial Statements.

99.2	Press Release Announcing Consummation of IPO.